Exhibit 10.2

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) dated as of February 21, 2020 (the “Effective Date”), is made by and among those persons listed on Schedule A attached to this Amendment (each individually, “Seller”, and collectively, “Sellers”), and BBQ Acquisition, Inc., a Minnesota corporation, its successors and assignees (“Buyer”).

RECITALS

A.Sellers and Buyer are parties to that certain Asset Purchase Agreement dated February 11, 2020 (the “Asset Purchase Agreement”), pursuant to which Buyer agreed to purchase certain assets and assume certain liabilities of the Granite City Business (as defined in the Asset Purchase Agreement).

B.Sellers and Buyer desire to amend the Asset Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1. Amendment to Asset Purchase Agreement. Sellers and Buyer agree that the Asset Purchase Agreement shall be amended as follows:
(a) Schedule 1.1(a) shall be replaced in its entirety with the Schedule 1.1(a) attached hereto.
(b) Schedule 1.1(g) shall be amended to add the following item:

License Agreement, dated as of January 11, 2011, by and between Granite City Food & Brewery Ltd. and Caffé Connection, Inc.

(c) Schedule 1.2 shall be amended to delete item 2, which item reads as follows:

The portion of the master lease of the Sellers to the extent related to the restaurant located at 15085 119th St., Olathe, KS 66062.

2. Terms of Asset Purchase Agreement. Except as expressly set forth in this Amendment, all other terms and provisions of the Asset Purchase Agreement will remain in full force and effect.

3. Miscellaneous.  This Amendment constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations among the parties, written or oral, that may have related in any way to the subject matter hereof.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the Effective Date.

BUYER:

BBQ Acquisition, Inc.

By:/s/ Jeff Crivello

Name:Jeff Crivello

Title:CEO

SELLERS:

Granite City Food & Brewery Ltd.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City – Arkansas, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City – Orland Park, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City – Creve Coeur, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

[Signature Page – First Amendment to Asset Purchase Agreement (GC-Assets Only)]

Granite City – Rockford, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City – Peoria, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City of Indiana, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City of Ohio, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City Restaurant Operations, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City of Kansas, Ltd.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

Granite City of Maryland, Inc.

By:/s/ Richard H. Lynch

     Richard H. Lynch, President

[Signature Page – First Amendment to Asset Purchase Agreement (GC-Assets Only)]

Schedule A

Sellers

1.	Granite City Food & Brewery Ltd., a Minnesota corporation.
2.	Granite City – Arkansas, Inc., an Arkansas corporation.
3.	Granite City – Orland Park, Inc., an Illinois corporation.
4.	Granite City – Creve Coeur, Inc., a Missouri corporation.
5.	Granite City – Rockford, Inc., an Illinois corporation.
6.	Granite City – Peoria, Inc., an Illinois corporation.
7.	Granite City of Indiana, Inc., an Indiana corporation.
8.	Granite City of Ohio, Inc., a Ohio corporation.
9.	Granite City Restaurant Operations, Inc., a Minnesota corporation.
10.	Granite City of Kansas, Ltd., a Kansas corporation.
11.	Granite City of Maryland, Inc., a Minnesota corporation.

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Schedule 1.1(a)

Acquired Leased Real Property

Location	State	Landlord
St. Cloud	MN	Store Master Funding I, LLC
Sioux Falls	SD	Doug Johnson
Fargo	ND	WEST ACRES DEVELOPMENT LLP
Cedar Rapids	IA	Rainmaker Management Inc.
Davenport	IA	Store Master Funding I, LLC
Lincoln	NE	Star-West Gateway LLC c/o Starwood Retail Partners, LLC
Maple Grove	MN	Todd and Lori Hanson
Eagan	MN	Store Master Funding I, LLC
Roseville	MN	PPF RTL ROSEDALE SHOPPING CENTER LLC
Creve Coeur	MO	CAPLACO NINE INC.
Ft. Wayne	IN	Brookfield Property REIT Inc.
Troy	MI	Store Master Funding I, LLC
Franklin	TN	DRURY DEVELOPMENT CORP
Naperville	IL	Store Master Funding I, LLC
Northville	MI	The Inland Real Estate Groupo, Inc.
Zona Rosa	MO	Doug Johnson
Schaumburg	IL	Store Master Funding I, LLC
Legends	KS	Westrim Properties LLC

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